                                                                   EXHIBIT 10.78

            AMENDMENT NO. 1 dated as of October 10, 2001 to (i) the Revolving Credit Agreement dated as of July 10, 2001 (the "Credit Agreement"), among AppliedTheory Corporation, a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower listed on Exhibit D to the Credit Agreement (the "Subsidiaries") and the various financial institutions parties thereto (the "Lenders") and (ii) the Security Agreement, dated as of July 10, 2001 (the "Security Agreement") among the Borrower, the Subsidiaries, the Lenders and Halifax Fund, L.P. as collateral agent (this "Amendment").

                              W I T N E S S E T H :

            WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

            WHEREAS, the Loan Obligors and the Lenders have entered into the Credit Agreement and the Security Agreement; and

            WHEREAS, the Loan Obligors and the Lenders are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement (the Credit Agreement, after giving effect to the amendments contained herein, being referred to as the "Amended Credit Agreement") and the Security Agreement (the Security Agreement, after giving effect to the amendments contained herein, being referred to as the "Amended Security Agreement");

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                                   ARTICLE I.

                           CREDIT AGREEMENT AMENDMENTS

            SECTION 1.1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            SECTION 1.2. Effectiveness. The Loan Obligors and the Lenders severally agree that the following amendments and waivers in this Article I to the Credit Agreement shall become effective on the Amendment Effective Date (as defined below).

            SECTION 1.3. Amendments to Recitals The recital is amended by deleting the term "$6 million" in the first sentence thereof and replacing it with "$7 million."

            SECTION 1.4. Amendments to Section 1.1 Section 1.1 of the Credit Agreement is amended by deleting the definition of "Total Revolving Credit Commitment" in its entirety and by substituting in lieu thereof the following:

            "Total Revolving Credit Commitment" shall mean the total of each Lender's Revolving Credit Commitments, which in the aggregate as to all Lenders (subject to reduction after each anniversary date of this Agreement) shall equal $7 million."

            SECTION 1.5. Amendments to Section 6 Section 6 of the Credit Agreement is amended by adding at the end thereof the following:

            "Section 6.10 Daily Reports Furnish the Lenders with daily cash reports setting forth in detail the prior day's cash disbursements, receipts and balances."

            SECTION 1.6. Amendments to Exhibit A. Exhibit A is amended and restated in its entirety to read as follows:

                      LENDERS' REVOLVING CREDIT COMMITMENTS

               LENDER                                REVOLVING CREDIT COMMITMENT
               ------                                ---------------------------
Halifax Fund, L.P.                                           3,658,536
Palladin Partners I, L.P.                                      292,684
Palladin Overseas Fund Ltd.                                    365,855
DeAM Convertible Arbitrage Fund, Ltd.                          658,532
Lancer Securities (Cayman) Ltd.                                512,197
Elliott Associates, L.P.                                       680,491
Elliott International, L.P.                                    831,705


            SECTION 1.7. Waiver of Compliance with Section 5.1(5) and 5.1(7)(ii). The Lenders hereby waive any noncompliance by the Borrower with the provisions of Section 5.1(5) and Section 5.1(7)(ii) of the Credit Agreement solely in connection with the $2,871,970 funded by the Lenders on the Amendment Effective Date. The Loan Obligors hereby expressly acknowledge that as a result of the extension of credit on the Amendment Effective Date an Event of Default shall exist and be continuing under the Credit Agreement and the Security Agreement. The Loan Obligors further acknowledge that the Lenders are not waiving any Event of Default or any other section or provision of the Credit Agreement or Loan Documents, including but not limited to Section 6.5. of the Credit Agreement and such provisions shall remain in full force and effect as set forth in Section 5.1 hereto.

                                  ARTICLE II.

                          SECURITY AGREEMENT AMENDMENTS

            SECTION 2.1. References. Unless specifically defined in Article II, each term used in Article II which is defined in the Security Agreement shall have the meaning assigned to such term in the Security Agreement.

            SECTION 2.2. Effectiveness. The Loan Obligors and the Lenders agree that the following amendments and waivers in this Article II to the Security Agreement shall become effective on the Amendment Effective Date (as defined below).

            SECTION 2.3. Recitals. The sixth Whereas clause is hereby amended and restated in its entirety to read as follows:

            "WHEREAS, pursuant to the terms of a Revolving Credit Agreement, dated as of July 10, 2001, by and between the Obligors and the Lenders as amended, supplemented or otherwise modified from time to time (the "Revolving Credit Agreement") and the Revolving Credit Notes, as amended, supplemented or otherwise modified from time to time issued thereunder (the "Revolving Credit Notes"), the financing provided thereunder to the Obligors, together with all obligations of the Obligors and the Lenders thereunder and under the Subsidiary Guarantees (the "Subsidiary Guarantees") delivered by each of the Subsidiaries and the Parent Guarantee (the "Parent Guarantee") delivered by the Borrower (the "Receivables Financing," and together with the "Current Indebtedness, the "Indebtedness") shall be secured by a first priority lien (except as provided herein) on certain assets of the Obligors, pursuant to this Agreement."

            SECTION 2.4. Definitions.

            The definition of "Collateral" is hereby amended to add the following after the term "the Pledged Securities;"

            "commercial tort claims; investment property; letter of credit rights;"

                                  ARTICLE III.

                   AMENDMENT FEE; CONDITIONS TO EFFECTIVENESS

            SECTION 3.1. Amendment Effective Date. This Amendment, and the waivers and amendments contained herein shall be and become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Lenders:

            (a) Revolving Credit Notes. The Lenders shall have received amended Revolving Credit Notes in the amounts set forth on Exhibit A.

            (b) Execution of Counterparts. The Lenders shall have received counterparts of this Amendment, duly executed by and delivered on behalf of each of the Loan Obligors and each of the Lenders.

            (c) Fees and Expenses. The Lenders shall have received $15,000 representing certain amounts due and payable to Willkie Farr & Gallagher counsel to the Lenders.

            (d) Deadline. The foregoing conditions in this Section 3.1 shall have been satisfied on or before October 10, 2001.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

            SECTION 4.1. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, Each Loan Obligor, hereby represents and warrants jointly and severally to each Lender, as of the date hereof and as of the Amendment Effective Date, as follows:

            (a) Good Standing and Power. Each Loan Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and assets and to carry on its business as now conducted and as currently proposed to be conducted..

            (b) Corporate Authority. Each Loan Obligor has full corporate power and authority to execute, deliver and perform this Amendment. the Amended Security Agreement and the Amended Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by each of the Lenders of any of its rights or remedies under the Amended Credit Agreement or the Amended Security Agreement.

            (c) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by each of the Loan Obligor's of its obligations hereunder and under the Amended Credit Agreement and the Amended Security Agreement and the exercise by each of the Lenders of its rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

            (d) Binding Agreements. This Amendment, the Amended Credit Agreement and the Amended Security Agreement constitute the valid and legally binding obligations of each Loan Obligor enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

            (e) No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding on any Loan Obligor or affecting its properties and no provision of the certificate of incorporation or by-laws of any Loan Obligor, which would prohibit, conflict with or in any way prevent the execution, delivery, or performance of the terms of this Amendment, the Amended Credit Agreement or the Amended Security Agreement or the incurrence of the obligations provided for herein and therein, or result in or require the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Lenders) on any of the Loan Obligors' properties as a consequence of the execution, delivery and performance of this Amendment, the Amended Credit Agreement or the Amended Security Agreement or the transactions contemplated hereby and thereby.

            (f) No Default. As of the date hereof, but prior to giving effect to this Amendment, there does not exist any Event of Default or event which, upon the giving of notice or lapse of time or both, would constitute an Event of Default.

                                   ARTICLE V.

                                  MISCELLANEOUS

            SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Security Agreement and the Revolving Credit Notes shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver to, consent to or modification of any other term or provision of the Credit Agreement, the Security Agreement or any Revolving Credit Note or of any transaction or further or future action on the part of the which would require the consent of the Lenders under the Credit Agreement.

            SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Amended Credit Agreement.

            SECTION 5.3. Subsidiary Acknowledgement. Each of the Subsidiaries hereby expressly (i) ratifies and affirms its obligations under the Loan Documents (as defined in the Credit Agreement) including guarantees, security agreements and pledge agreements) executed and delivered by the Subsidiaries for the benefit of the Lenders, (ii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Loan Obligors as modified by the foregoing Amendment and (iii) acknowledges and agrees that its obligations under the Loan Documents include the obligations under this Amendment.

            SECTION 5.4. Fees and Expenses. The Borrower shall pay $15,000 representing amounts incurred by the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

            SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

            SECTION 5.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 5.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

            SECTION 5.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            SECTION 5.9. GOVERNING LAW. THIS WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW DOCTRINE.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        BORROWER:

                                        APPLIEDTHEORY CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President


                                        SUBSIDIARIES:

                                        APPLIEDTHEORY GEORGIA CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President


                                        APPLIEDTHEORY SEATTLE CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President


                                        APPLIEDTHEORY CALIFORNIA CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President


                                        APPLIEDTHEORY VIRGINIA CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President


                                        APPLIEDTHEORY AUSTIN CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President

                                        APPLIEDTHEORY COLORADO CORPORATION

                                        By:  /s/ Danny E. Stroud
                                             -----------------------------------
                                             Name:  Danny E. Stroud
                                             Title: President

                                        LENDERS:

                                        HALIFAX FUND, L.P.
                                        By: The Palladin Group, L.P.,
                                            as Attorney-in-Fact


                                        By:  /s/ Maurice Hryshko
                                             -----------------------------------
                                             Name:  Maurice Hryshko
                                             Title: Counsel


                                        PALLADIN PARTNERS I, L.P.
                                        By: The Palladin Group, L.P.,
                                            as Attorney-in-Fact


                                        By:  /s/ Maurice Hryshko
                                             -----------------------------------
                                             Name:  Maurice Hryshko
                                             Title: Counsel


                                        PALLADIN OVERSEAS FUND LTD.
                                        By: The Palladin Group, L.P.,
                                            as Attorney-in-Fact


                                        By:  /s/ Maurice Hryshko
                                             -----------------------------------
                                             Name:  Maurice Hryshko
                                             Title: Counsel


                                        DeAM CONVERTIBLE ARBITRAGE FUND, LTD.
                                        By: The Palladin Group, L.P.,
                                            as Attorney-in-Fact


                                        By:  /s/ Maurice Hryshko
                                             -----------------------------------
                                             Name:  Maurice Hryshko
                                             Title: Counsel


                                        LANCER SECURITIES (CAYMAN) LTD.
                                        By: The Palladin Group, L.P.,
                                            as Attorney-in-Fact


                                        By:  /s/ Maurice Hryshko
                                             -----------------------------------
                                             Name:  Maurice Hryshko
                                             Title: Counsel

                                        ELLIOTT ASSOCIATES, L.P.


                                        By:  /s/ Paul E. Singer
                                             -----------------------------------
                                             Name:  Paul E. Singer
                                             Title: General Partner


                                        ELLIOTT INTERNATIONAL, L.P.
                                        By: Elliott International Capital
                                            Advisors Inc., as Attorney-in-Fact


                                        By:  /s/ Paul E. Singer
                                             -----------------------------------
                                             Name:  Paul E. Singer
                                             Title: President